UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
_____________________________________________
FORM 8-K
_____________________________________________
CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): October 16, 2025
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GRAIL, Inc.
(Exact Name of Registrant as Specified in Charter)
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Delaware	001-42045	86-3673636
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)
1525 O’Brien Drive Menlo Park, California 94025
(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code: (833) 694-2553

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)
___________________________________________
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	GRAL	The Nasdaq Global Select Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).
Emerging growth company ☒
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

Item 1.01	Entry into a Material Definitive Agreement.
Stock Purchase Agreement
On October 16, 2025, GRAIL, Inc. (the “Company”) entered into a stock purchase agreement (the “Stock Purchase Agreement”), by and among the Company, Samsung C&T Corporation (“Samsung C&T”), Samsung Electronics Singapore Pte. Ltd. (“Samsung Electronics Singapore” and together with Samsung C&T, the “Samsung Investors”) and Samsung Electronics Co., Ltd. (“Samsung Electronics”), providing for the issuance and sale by the Company to the Samsung Investors in a private placement of an aggregate of 1,570,308 shares of common stock, par value $0.001 per share (the “Shares”), at a purchase price of $70.05 per share, upon the terms and conditions set forth in the Stock Purchase Agreement (the “Private Placement”).
The closing of the Private Placement is subject to the satisfaction of certain closing conditions set forth in the Stock Purchase Agreement, including, but not limited to: (i) the satisfaction of certain regulatory approvals or clearances, including with respect to the Committee on Foreign Investment in the United States (“CFIUS”); (ii) the execution of a business collaboration agreement by the Company and Samsung C&T by January 31, 2026 relating to, among other things, Samsung C&T’s exclusive right to commercialize the Company’s Galleri test, and obligation not to commercialize any other multi-cancer early detection test, in Korea, the funding of such commercialization by Samsung C&T, and a right of first negotiation for commercial rights to Japan and Singapore (iii) the execution of a strategic and operational collaboration agreement, in the form attached to the Stock Purchase Agreement as Exhibit B, by the Company and Samsung Electronics by January 31, 2026, and (iv) certain other customary closing conditions. The business collaboration agreement to be entered into as a condition to closing is subject to the negotiation by the parties of definitive agreements based on the terms outlined in the term sheet attached to the Stock Purchase Agreement as Exhibit A.
The Company intends to use the net proceeds from the Private Placement for general corporate purposes to support the Company’s commercialization and reimbursement efforts.
The Company is subject to a number of obligations in the Stock Purchase Agreement, including, among others, covenants regarding the appointment of a board observer following the closing of the Private Placement, negotiations regarding the definitive agreements to be entered into by the Company and Samsung C&T and Samsung Electronics, respectively, by January 31, 2026, and efforts regarding the CFIUS process. The Stock Purchase Agreement contains customary representations, warranties and agreements by the Company, indemnification obligations of the Company and the Samsung Investors for liabilities under the Securities Act of 1933, as amended (the “Securities Act”), and other obligations of the parties. The representations, warranties and covenants contained in the Stock Purchase Agreement were made only for purposes of such Stock Purchase Agreement and are and will be made as of specific dates; are solely for the benefit of the parties (except as specifically set forth therein); may be subject to qualifications and limitations agreed upon by the parties in connection with negotiating the terms of the Stock Purchase Agreement, instead of establishing matters as facts; and may be subject to standards of materiality and knowledge applicable to the contracting parties that differ from those applicable to the investors generally. Investors not party to the Stock Purchase Agreement should not rely on the representations, warranties and covenants or any description thereof as characterizations of the actual state of facts or condition of the Company.
The Private Placement is exempt from the registration requirements of the Securities Act, pursuant to the exemption for transactions by an issuer not involving any public offering under Section 4(a)(2) and/or Rule 506 of Regulation D under the Securities Act and in reliance on similar exemptions under applicable state laws. The Shares have not been registered under the Securities Act or any state securities laws and may not be offered or sold in the United States absent registration with the Securities and Exchange Commission or an applicable exemption from the registration requirements. The sale of the Shares did not involve a public offering and was made without general solicitation or general advertising by the Company or its representatives. Each Samsung Investor represented that it is an accredited investor, as such term is defined in Rule 501 of Regulation D under the Securities Act, and that such Investor is acquiring the Shares for investment purposes only and not with a view towards, or for resale in connection with, the public sale or distribution thereof.
Pursuant to the Stock Purchase Agreement, the Company shall, no later than 180 days after the date of the closing of the Private Placement file with the Securities and Exchange Commission a registration statement or such other form as required to effect a registration covering the resale of the Shares.
The foregoing description of the Stock Purchase Agreement does not purport to be complete and is qualified in its entirety by reference to the Stock Purchase Agreement filed herewith as Exhibit 10.1 and incorporated herein by reference.

Item 2.02	Results of Operations and Financial Condition.
The Company is disclosing certain preliminary financial results as of and for the three months ended September 30, 2025. While the Company has not finalized its full financial results as of and for the quarter ended September 30, 2025, the Company expects to report that for the three months ended September 30, 2025 it generated total US screening revenue of between $32.1 to $33.1 million, total revenue of between $35.7 to $36.7 million and losses from operations of between $123.9 to $126.9 million. In addition, the Company expects to report that it had cash, cash equivalents, restricted cash and short-term marketable securities as of September 30, 2025 of approximately $547 million. The expected increase in screening revenue year over year was driven primarily by increased volumes related to continued ramp in the Company’s commercial activity, expansion of the Company’s network of ordering providers, additional commercial partnerships and new promotional campaigns, partially offset by an expected decrease in average sale price. The Company expects to report that cash burn continued to improve year to date as the Company grew revenues, improved margins, and recognized savings related to cost optimizations including reduced workforce related to the 2024 restructuring.
These amounts are preliminary, have not been subject to review by the Company’s independent registered public accounting firm, and are subject to change pending completion of the Company’s unaudited financial statements for the quarter ended September 30, 2025. Additional information and disclosures would be required for a more complete understanding of the Company’s financial position and results of operations as of and for the quarter ended September 30, 2025.
The Company’s independent registered public accounting firm has not audited, reviewed, compiled, or applied agreed-upon procedures with respect to the preliminary financial data. Accordingly, the Company’s independent registered public accounting firm does not express an opinion or any other form of assurance with respect thereto. It is possible that the Company or its independent registered public accounting firm may identify items that require the Company to make adjustments to the financial information set forth above. Accordingly, undue reliance should not be placed on these preliminary estimates.
The information in this Item 2.02 is furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Securities Exchange Act”), or otherwise subject to liabilities under that section, and shall not be deemed to be incorporated by reference into the filings of the registrant under the Securities Act or the Securities Exchange Act, regardless of any general incorporation language in such filings.

Item 3.02	Unregistered Sales of Equity Securities.
The information included in Item 1.01 above is incorporated by reference into this Item 3.02. Neither this Current Report on Form 8-K nor any exhibit attached hereto is an offer to sell or the solicitation of an offer to buy shares of common stock or other securities of the Company.

Item 7.01	Regulation FD Disclosure.
On October 16, 2025, the Company issued a press release entitled “Samsung and GRAIL Announce Strategic Collaboration to Bring GRAIL’s Galleri® Multi-Cancer Early Detection Test to Asia.” A copy of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K and incorporated herein by reference.
The information in this Item 7.01, including Exhibit 99.1, is furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act or otherwise subject to liabilities under that section, and shall not be deemed to be incorporated by reference into the filings of the registrant under the Securities Act or the Securities Exchange Act, regardless of any general incorporation language in such filings. This Current Report on Form 8-K will not be deemed an admission as to the materiality of any information contained in this Item 7.01, including Exhibit 99.1.
Forward-Looking Statements
This Current Report on Form 8-K contains “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. The Company intends such forward-looking statements to be covered by the safe harbor provisions for forward-looking statements contained in Section 27A of the Securities Act and Section 21E of the Securities Exchange Act. All statements contained in this Current Report on Form 8-K that do not relate to matters of historical fact should be considered forward-looking statements, including without limitation statements regarding the Company’s preliminary financial results as of and for the three months ended September 30, 2025, receipt of regulatory approvals, the parties entering into definitive agreements, the parties satisfying the conditions for closing of the Private Placement, the registration for resale of the Shares, the use of the proceeds from the Private Placement, and the expected benefits from the agreements between the parties. You can identify forward-looking statements by terms such as “may,” “will,” “should,” “expects,” “plans,” “anticipates,” “could,” “intends,” “targets,” “projects,” “contemplates,” “believes,” “estimates,” “forecasts,” “predicts,” “potential” or “continue” or the negative of these terms or other similar expressions, although not all forward-looking statements use these words or expressions.
The Company has based these forward-looking statements largely on its current expectations and projections about future events and financial trends that it believes may affect the Company’s business, financial condition, and results of operations. Forward-looking statements involve known and unknown risks, uncertainties and other important factors that may cause actual results, performance, or achievements to be materially different from any future results, performance, or achievements expressed or implied by the forward-looking statements, including, but not limited to, the important factors discussed in the section entitled “Risk Factors” in the Company’s Annual Report on Form 10-K for the year ended December 31, 2024, the Quarterly Reports on Form 10-Q for the quarters ended March 31, 2025 and June 30, 2025, and the Company’s other filings with the Securities and Exchange Commission, and the inability of the parties to successfully negotiate and to enter into the definitive agreements required to satisfy the conditions for closing of the Private Placement on expected terms, or at all. The forward-looking statements in this Current Report on Form 8-K are based upon information available to the Company as of the date of this Current Report on Form 8-K, and while the Company believes such information forms a reasonable basis for such statements, such information may be limited or incomplete, and its statements should not be read to indicate that the Company has conducted an exhaustive inquiry into, or review of, all potentially available relevant information. These statements are inherently uncertain, and investors are cautioned not to unduly rely upon these statements. While the Company may elect to update such forward-looking statements at some point in the future, the Company disclaims any obligation to do so, even if subsequent events cause its views to change.

Item 9.01	Financial Statements and Exhibits
(d) Exhibits.

10.1	Stock Purchase Agreement, dated as of October 16, 2025, by and among GRAIL, Inc., Samsung C&T Corporation, Samsung Electronics Singapore Pte., Ltd. and Samsung Electronics Co., Ltd.^
99.1	Press Release, dated October 16, 2025
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)
^ Certain portions of this exhibit have been omitted as the Company has determined that the omitted information is (i) not material and (ii) the type of information that the Company customarily and actually treats as private or confidential.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GRAIL, INC.

Date:	October 16, 2025	By:	/s/ Abram Barth
		Name:	Abram Barth
		Title:	General Counsel and Secretary